Exhibit 10.40

Schedule

Setting Forth Information on

Twenty Two Additional and Substantially Identical Hotel Lease Agreements

(Except as set forth below in charts labeled Parts A, B and C,

documents are substantially identical to the document

included as Exhibit 10.39 of this filing, except for immaterial variations)

A.	Franchises, Parties and Managers

Hotel	Lessor (Preamble)	Lessee (Preamble)
Greensboro, North Carolina	Marriott Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Lubbock, Texas	Marriott Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Akron, Ohio	AHT Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Kalamazoo, Michigan	AHT Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Clearwater/St. Petersburg, Florida	Marriott Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Boston/Danvers, Massachusetts	AHT Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Irvine, California	Marriott Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Arcadia, California	Marriott Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Chicago/Deerfield, Illinois	Marriott Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Memphis, Tennessee	AHT Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Birmingham, Alabama	AHT Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Placentia, California	AHT Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Pensacola, Florida	Marriott Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Santa Fe, New Mexico	AHT Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Boca Raton, Florida	Marriott Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Columbia, South Carolina	Marriott Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Berwyn/Valley Forge, Pennsylvania	Marriott Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Las Vegas, Nevada	AHT Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Shreveport/Bossier City, Louisiana	AHT Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Jackson, Mississippi	AHT Residence Inn II Limited Partnership	AHM Res II Limited Partnership

Charlotte, North Carolina	AHT Carolina Limited Partnership	AHM Carolina Limited Partnership

Spartanburg, South Carolina	AHT Carolina Limited Partnership	AHM Carolina Limited Partnership

B.	Annual Base Rents and Lease Commencement Dates

Hotel	Annual Base Rent (Schedule 3.1(a) to Lease)
Greensboro, North Carolina	$745,874
Lubbock, Texas	$617,744
Akron, Ohio	$717,253
Kalamazoo, Michigan	$795,826
Clearwater/St. Petersburg, Florida	$819,035
Boston/Danvers, Massachusetts	$1,079,342
Irvine, California	$1,210,783
Arcadia, California	$1,493,579

Chicago/Deerfield, Illinois	$1,229,827
Memphis, Tennessee	$447,126
Birmingham, Alabama	$719,083
Placentia, California	$913,232
Pensacola, Florida	$314,300
Santa Fe, New Mexico	$1,019,003
Boca Raton, Florida	$769,582
Columbia, South Carolina	$869,880
Berwyn, Valley Forge, Pennsylvania	$907,350
Las Vegas, Nevada	$2,279,662
Shreveport/Bossier City, Louisiana	$387,260
Jackson, Mississippi	$468,462
Charlotte, North Carolina	$322,576
Spartanburg, South Carolina	$255,346

(See Part C beginning on next page)

C.	Suite Revenue Breakpoints (Exhibit 3.1(b) to Lease)

For Residence Inn by Marriott in Greensboro, North Carolina:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$731,801	$1,532,656	$1,563,309	$1,594,575	$1,626,467	$1,658,996	$1,692,176	$1,726,019	$1,760,540	$1,795,751	$1,831,666

For Residence Inn by Marriott in Lubbock, Texas:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$456,816	$1,063,948	$1,085,227	$1,106,931	$1,129,070	$1,151,651	$1,174,684	$1,198,178	$1,222,142	$1,246,584	$1,271,516

For Residence Inn by Marriott in Akron, Ohio:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$607,446	$1,279,339	$1,304,925	$1,331,024	$1,357,644	$1,384,797	$1,412,493	$1,440,743	$1,469,558	$1,498,949	$1,528,928

For Residence Inn by Marriott in Kalamazoo, Michigan:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$360,166	$805,041	$821,142	$837,565	$854,316	$871,403	$888,831	$906,607	$924,740	$943,234	$962,099

For Residence Inn by Marriott in Clearwater/St. Petersburg, Florida:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$558,070	$999,105	$1,019,087	$1,039,469	$1,060,258	$1,081,464	$1,103,093	$1,125,155	$1,147,658	$1,170,611	$1,194,023

For Residence Inn by Marriott in Boston/Danvers, Massachusetts:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$366,287	$970,915	$990,333	$1,010,140	$1,030,342	$1,050,949	$1,071,968	$1,093,408	$1,115,276	$1,137,581	$1,160,333

For Residence Inn by Marriott in Irvine, California:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$403,101	$875,723	$893,238	$911,103	$929,325	$947,911	$966,869	$986,207	$1,005,931	$1,026,050	$1,046,571

For Residence Inn by Marriott in Arcadia, California:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$240,743	$503,073	$513,135	$523,397	$533,865	$544,543	$555,433	$566,542	$577,873	$589,430	$601,219

For Residence Inn by Marriott in Chicago/Deerfield, Illinois:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$456,291	$993,074	$1,012,935	$1,033,194	$1,053,858	$1,074,935	$1,096,434	$1,118,363	$1,140,730	$1,163,544	$1,186,815

For Residence Inn by Marriott in Memphis, Tennessee:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$803,016	$1,778,960	$1,814,539	$1,850,830	$1,887,846	$1,925,603	$1,964,115	$2,003,397	$2,043,465	$2,084,335	$2,126,021

For Residence Inn by Marriott in Birmingham, Alabama:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$815,255	$1,700,262	$1,734,267	$1,768,952	$1,804,331	$1,840,418	$1,877,226	$1,914,771	$1,953,066	$1,992,128	$2,031,970

For Residence Inn by Marriott in Placentia, California:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$549,628	$1,154,112	$1,177,194	$1,200,738	$1,224,753	$1,249,248	$1,274,233	$1,299,718	$1,325,712	$1,352,226	$1,379,271

For Residence Inn by Marriott in Pensacola, Florida:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$463,455	$1,003,263	$1,023,329	$1,043,795	$1,064,671	$1,085,965	$1,107,684	$1,129,838	$1,152,434	$1,175,483	$1,198,993

For Residence Inn by Marriott in Santa Fe, New Mexico:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$542,880	$1,224,142	$1,248,625	$1,273,598	$1,299,070	$1,325,051	$1,351,552	$1,378,583	$1,406,155	$1,434,278	$1,462,963

For Residence Inn by Marriott in Boca Raton, Florida:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$1,012,230	$1,710,734	$1,744,948	$1,779,847	$1,815,444	$1,851,753	$1,888,788	$1,926,564	$1,965,095	$2,004,397	$2,044,485

For Residence Inn by Marriott in Columbia, South Carolina:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$610,166	$1,243,469	$1,268,338	$1,293,705	$1,319,579	$1,345,970	$1,372,890	$1,400,348	$1,428,355	$1,456,922	$1,486,060

For Residence Inn by Marriott in Berwyn/Valley Forge, Pennsylvania:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$343,375	$692,757	$706,612	$720,744	$735,159	$749,862	$764,859	$780,156	$795,760	$811,675	$827,908

For Residence Inn by Marriott in Las Vegas, Nevada:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$953,872	$1,545,123	$1,576,025	$1,607,546	$1,639,696	$1,672,490	$1,705,940	$1,740,059	$1,774,860	$1,810,357	$1,846,565

For Residence Inn by Marriott in Shreveport/Bossier City, Louisiana:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$358,232	$1,014,646	$1,034,939	$1,055,638	$1,076,750	$1,098,285	$1,120,251	$1,142,656	$1,165,509	$1,188,819	$1,212,596

For Residence Inn by Marriott in Jackson, Mississippi:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$954,288	$2,059,687	$2,100,881	$2,142,898	$2,185,756	$2,229,472	$2,274,061	$2,319,542	$2,365,933	$2,413,252	$2,461,517

For Residence Inn by Marriott in Charlotte, North Carolina:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$587,988	$1,239,074	$1,263,855	$1,289,132	$1,314,915	$1,341,213	$1,368,038	$1,395,398	$1,423,306	$1,451,772	$1,480,808

For Residence Inn by Marriott in Spartanburg, South Carolina:

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Yearly Breakpoint	$702,693	$1,494,527	$1,524,417	$1,554,905	$1,586,004	$1,617,724	$1,650,078	$1,683,080	$1,716,741	$1,751,076	$1,786,098